Income taxes - Schedule of Provision for Income Taxes and Income Taxes Computed (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Statutory rate	$ (5,647)	$ (4,487)
State tax	(2,351)	(1,465)
Other permanent items	17	(15)
Research and development credit	(692)	(663)
Change in valuation allowance	8,673	6,536
Impact of Tax Cuts and Jobs Act	0	0
Stock-based compensation		94
Provisions for income taxes	$ 0	$ 0